UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 18, 2020
__________________
FEDERAL HOME LOAN BANK OF SAN FRANCISCO
(Exact name of registrant as specified in its charter)
__________________

Federally chartered corporation	000-51398	94-6000630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Bush Street, Suite 2700
San Francisco, CA 94104
(Address of principal executive offices, including zip code)

(415) 616-1000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.03 Material Modification to Rights of Security Holders.

On November 18, 2020, the Federal Home Loan Bank of San Francisco (the “Bank”) issued a member communication notifying members of amendments to the Bank’s Capital Plan, which will become effective December 14, 2020, and result in an activity capital stock requirement of 0.10% of notional balances for outstanding Letters of Credit and an authorized range for the Letters of Credit activity stock requirement of 0.10%-1%.

The Capital Plan amendments will also:
•delete the provisions regarding initial stock exchange implemented under the Gramm-Leach-Bliley Act;
•clarify certain provisions to address membership nullification (e.g., repurchase, voting);
•delete the provision regarding membership withdrawal being conditioned on the Federal Housing Finance Agency certification that the FHLBank System will not fail to satisfy its Resolution Funding Corporation obligations; and
•clarify the voluntary membership termination section to include all voluntary cancellations of charter, not just as a result of a self-liquidation.

The foregoing description of the amendments to the Capital Plan is qualified in its entirety by reference to a copy of the Capital Plan included herein as Exhibit 99.1 to this Current Report. The information being furnished pursuant to Item 3.03 of this Current Report on Form 8-K and contained in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

On November 18, 2020, the Bank notified its membership of the amendments to the Capital Plan as described above in Item 3.03. The information set forth above in Item 3.03 regarding amendments to the Capital Plan is hereby incorporated into this Item 7.01 by reference. A copy of the member notification is included herein as Exhibit 99.2 to this Current Report and is incorporated into Item 7.01 by reference. The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K and contained in Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

Exhibit

99.1	Federal Home Loan Bank of San Francisco Capital Plan, as amended and restated effective December 14, 2020.
99.2	Member Announcement (Amendments to the Bank's Capital Plan) dated November 18, 2020, issued by the Federal Home Loan Bank of San Francisco.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of San Francisco

Date: November 18, 2020	By:	/s/ Stephen P. Traynor
Stephen P. Traynor Acting President and Chief Executive Officer